                Investing
[LOGO OF EATON                                              [PHOTO OF EARTH
 VANCE APPEARS  for the                                      APPEARS HERE]
  HERE]
                21st

                Century


                         Annual Report October 31, 1997



                                     EV
[PHOTO OF STOCK
  CERTIFICATES                     CLASSIC
  APPEARS HERE]
                                  STRATEGIC

                                    INCOME

                                     FUND



                                  Eaton Vance

                     Global Management-Global Distribution

[PHOTO OF SKYLINE
  APPEAR HERE]
                                                                         Classic

EV Classic Strategic Income Fund as of October 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes,
President

EV Classic Strategic Income Fund had a total return of 10.2% for the year ended October 31, 1997./1/ That return was the result of a decline in net asset value per share from $12.09 on October 31, 1996 to $11.95 on October 31, 1997, and the reinvestment of $1.13 in dividends and $0.105 in capital gain distributions. By comparison, the average total return of 79 Multi-Sector Income Funds as compiled by Lipper Analytical Services, Inc. -- a nationally recognized monitor of mutual fund performance -- was 9.8% for the same period./2/

A volatile period for the world's fixed-income investors...

The past fiscal year was marked by unusually high volatility in the world's fixed-income markets. Concerns over emerging nations' current account deficits, a series of currency crises in Asia, and lingering questions over the fate of European Monetary Union all contributed to rising volatility. Meanwhile, conditions in the U.S. were relatively placid, as a sound economy was accompanied by continued low inflation. In such a widely divergent investment climate, it paid to be selective.

The Fund's performance again earned high marks from Morningstar...

In the face of high volatility, the Portfolio's flexibility to invest in a broad range of markets provided a distinct advantage. Reflecting that advantage, the Fund's risk-adjusted performance through October 31 earned it a Five-Star Overall rating among taxable bond funds covered by Morningstar, Inc./3/ -- a nationally recognized monitor of mutual fund performance.

1998 should bring more opportunities for high-yield investors...

As we've seen, the global bond markets proved very challenging in 1997. Yet, as economic growth and development continue to alter the face of the world economy, there remain ample opportunities for fixed-income investors, both here in the U.S. and abroad. Strategic Income Portfolio will continue to monitor the markets closely in search of those opportunities. In the pages that follow, portfolio manager Mark Venezia reviews the past year in the global bond markets and offers his outlook for the year ahead.

                                            Sincerely,

                                            /s/ James B. Hawkes

                                            James B. Hawkes
                                            President
                                            December 9, 1997

--------------------------------------------------------------------------------
Fund Information
as of October 31, 1997

Performance/4/ -

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                                                 10.2%
Life of Fund (5/25/94)                                                   11.5

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                                  9.2%
Life of Fund (5/25/94)                                                   11.5

Five Largest Credit Exposures/5/
--------------------------------------------------------------------------------
By total net assets

United States                                                            78.9%
Ireland                                                                   4.4%
Norway                                                                    3.3%
Argentina                                                                 2.7%
Ecuador                                                                   2.1%

/1/ This return does not include the applicable contingent deferred sales charge.
/2/ It is not possible to invest directly in an Average or Index.
/3/ Morningstar ratings reflect historical risk-adjusted performance through 10/31/97 and are subject to change. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the funds' 3-, 5-, and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars. For the 3-year period, the Fund was rated 5 stars (1338 funds).
/4/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC return for one year reflects 1% contingent deferred sales charge.
/5/ Five largest credit weightings account for 91.4% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Classic Strategic Income Fund as of October 31, 1997

MANAGEMENT DISCUSSION


[PHOTO OF MARK S. VENEZIA APPEARS HERE]

Mark S. Venezia,
Portfolio Manager

An interview with Mark S. Venezia, portfolio manager of Strategic Income Portfolio.

Q: Mark, the Fund turned in an excellent showing during the fiscal year. What accounted for the strong performance?

A: This was a fairly good year for emerging markets and domestic high-yield markets saw spreads tighten through much of the period. While that tightening slowed in the emerging markets in mid-summer, it continued in the U.S. markets though September.

   Then, in late October, the market changed dramatically, as currency crises shook the Asian markets and rattled investors in other emerging markets. Prior to the crisis, emerging market spreads -- the yield difference between emerging market bonds and U.S. Treasuries with similar maturities -- had been in the 300 basis point (3.0%) range. At the height of the currency crisis, these spreads rose to as high as 900 basis points before rallying back to the 600 basis point level. Those volatile shifts all occured within a period of several days in the last week of October, creating a most difficult climate as the period came to a close.

Q: How did you manage to avoid the downturn that rocked so many of the fixed-income markets?

A: Primarily by emphasizing the U.S. while reducing our exposure to foreign markets. Interestingly, we were able to avoid much of the volatility of the global markets even while increasing the Portfolio's overall duration -- a measure of relative interest rate risk. On October 31, the Portfolio's duration was 3.8 years, up from 2.9 a year ago. We increased the Portfolio's exposure to high-grade bonds -- to 53% on October 31 from 43% a year earlier -- with our strongest weighting in U.S. mortgage-backed securities.

   The U.S. market has benefited from manageable growth and continued low inflation. That combination has proven a very favorable backdrop for domestic bonds. In addition, U.S.-backed securities represent an investment in the very highest-quality issuer as well as providing excellent liquidity in an increasingly volatile market.

--------------------------------------------------------------------------------

Five Largest Currency Exposures/1/
--------------------------------------------------------------------------------
By total net assets

United States                                                             85.4%
Norway                                                                     3.3%
Germany                                                                    2.7%
India                                                                      2.5%
Ireland                                                                    2.2%

U.S. Portion - Sector Allocation/1/
--------------------------------------------------------------------------------
By total net assets

Seasoned Mortgage-backed Securities                                       59.8%
High-Yield Corporates                                                     21.3%
Commercial Paper                                                          13.5%
Put Bonds                                                                  3.3%
U.S. Treasuries                                                            2.1%

/1/ Because the Portfolio is actively managed, currency exposures and sector allocations are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Classic Strategic Income Fund as of October 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q: Why did you focus predominantly on mortgage-backed securities?

A: In my view, mortgage-backed securities (MBS) were the sector of the market with the least potential for spread widening. Accordingly, we raised this segment of the Portfolio to 48% at October 31 from 35% a year ago. As investors may know, MBS represent pools of homeowners' mortgages. MBS provide a yield advantage over Treasuries and are especially attractive in a stable interest rate environment. And because they are U.S. government-backed, they are of the highest quality.

   We focus on the seasoned segment of the MBS market. In aggregate, seasoned MBS have highly predictable prepayment rates -- the rates at which homeowners prepay their mortgages. Their predictability makes seasoned securities preferable to their unseasoned counterparts, which may provide uneven cash flows and require investors to reinvest at unfavorable interest rates.

Q: Did you increase your commitments to U.S. high-yield bonds?

A: Yes. As part of our shift to the U.S., we increased our investments in U.S.
   high-yield corporate bonds. The U.S. high-yield bond market performed very well during the year. The economy remained in high gear and corporate earnings continued to improve. Also, the strong performance of the stock market increased the equity capitalization of these companies, thereby improving debt-to-equity ratios. The high-yield market was further aided by a surge in the number of mergers and industry consolidations. This trend was witnessed across a broad array of industries, leading to larger, better capitalized companies. While the high-yield market felt some volatility along with the emerging markets in late October, the impact was much less pronounced. Domestic high-yield spreads, meanwhile, which had been 300 basis points, rose to 400 before settling back to 350.

Q: What were the difficulties in the Asian markets?

A: Several countries in southeast Asia -- including Indonesia, Thailand, and the Philippines -- have been forced to sharply devalue their currencies in recent months. In light of the countries' continuing current account deficits, their currencies were grossly overvalued. While they tried gamely to defend their currencies, their underlying economic fundamentals, as well as speculative raids by currency traders, made devaluation inevitable. As the trend toward devaluation rolled through Asia, financial markets were destabilized, with some of that instability spreading to other emerging markets.

Q: How have you limited the Portfolio's foreign exposure?

A: We used a variety of measures during the year to reduce the Portfolio's international credit exposure. The most significant move was the aforementioned shift to the U.S. market, but we also sharply scaled back our holdings in several vulnerable areas.

   The most dramatic cuts in foreign positions were those in southeast Asia, where high yields had attracted us from 1994 through 1996. Although we suffered losses in our Philippine peso and Indonesian rupiah positions, they were partially offset by our short position in the Japanese yen. The Japanese economy remains so weak that the central bank will require a continued, accommodative monetary policy.

   Our Brady bond positions, 13.1% of the Portfolio a year ago, were gradually reduced during the period, ending the fiscal year at 9.2%. The largest reductions among the Brady nations were in Brazil and Argentina, the countries in Latin America that suffered the brunt of the October crisis. Brazil, for example, continues to champion economic reforms, but suffers from a nagging current account deficit.

EV Classic Strategic Income Fund as of October 31, 1997

MANAGEMENT DISCUSSION CONT'D


   In Eastern Europe, where we had a 16% exposure a year ago, we now have only a 1% position in Bulgarian Brady bonds and no foreign currency exposure whatsoever. In Western Europe, we've held modest positions in the German mark and in Irish government bonds. Germany has maintained an artificially weak mark in recent years in order to promote European monetary union (EMU). Now that EMU appears certain, the Bundesbank is in good position to ultimately raise interest rates. Meanwhile, Ireland's buoyant economy appears to have assured its entry into the first wave of EMU.

Q: Mark, what is your outlook for the coming year?

A: Given current conditions, most risk/reward factors favor the U.S. market. The
   U.S. continues to benefit from moderate growth, low inflation, and a political stability that encourages a flight to high-quality, dollar-denominated securities.

   Elsewhere, it's apparent that the Japanese yen is likely to weaken further as Japan's economic fundamentals deteriorate. The opposite is true of Germany, which has kept interest rates artificially low. Thus, we should see the German mark strengthen somewhat in coming months.

   As I indicated earlier, we have exited most of the emerging markets, although we may very well see some interesting opportunities appear once the markets have settled from their recent instability. That flexibility is among the most appealing aspects of Strategic Income Portfolio. It allowed us to move nimbly earlier in the fiscal year and thus avoid the difficulties in some foreign markets. Fortunately, our charter is broad enough to include a fairly wide range of investments in terms of credit quality as well as country of origin. I believe that same flexibility will allow us to take advantage of future global opportunities as they occur.

Comparison of Change in Value of a $10,000 Investment in the Fund vs. Morgan Hedged Short-Term Global Index*

From May 31, 1994, through October 31, 1997

                           [LINE GRAPH APPEARS HERE]

                 EV Classic             J.P. Morgan Hedged        Consumer
Date        Strategic Income Fund     Short-Term Global Index    Price Index
----        ---------------------     -----------------------    -----------
05/31/94          $10,000                     $10,000              10,000
06/30/94           $9,631                     $10,002              10,034
07/31/94           $9,697                     $10,073              10,061
08/31/94           $9,859                     $10,073              10,102
09/30/94           $9,859                     $10,073              10,129
10/31/94           $9,879                     $10,112              10,136
11/30/94           $9,980                     $10,123              10,149
12/31/94           $9,980                     $10,134              10,149
01/31/95           $9,859                     $10,258              10,190
02/28/95           $9,838                     $10,380              10,231
03/31/95           $9,808                     $10,462              10,264
04/30/95          $10,406                     $10,562              10,298
05/31/95          $10,923                     $10,746              10,319
06/30/95          $10,821                     $10,785              10,339
07/31/95          $10,923                     $10,863              10,339
08/31/95          $11,166                     $10,950              10,366
09/30/95          $11,399                     $11,027              10,386
10/31/95          $11,480                     $11,121              10,420
11/30/95          $11,632                     $11,242              10,414
12/31/95          $11,765                     $11,338              10,407
01/31/96          $12,039                     $11,450              10,468
02/28/96          $11,818                     $11,415              10,502
03/31/96          $11,903                     $11,435              10,556
04/30/96          $12,160                     $11,507              10,597
05/31/96          $12,227                     $11,546              10,617
06/30/96          $12,418                     $11,608              10,624
07/31/96          $12,429                     $11,669              10,644
08/31/96          $12,634                     $11,747              10,664
09/30/96          $13,028                     $11,874              10,698
10/31/96          $13,212                     $11,999              10,732
11/30/96          $13,612                     $12,118              10,753
12/31/96          $13,686                     $12,155              10,753
01/31/97          $13,936                     $12,227              10,786
02/28/97          $14,063                     $12,255              10,820
03/31/97          $13,912                     $12,243              10,847
04/30/97          $13,983                     $12,349              10,861
05/31/97          $14,105                     $12,426              10,854
06/30/97          $14,244                     $12,525              10,868
07/31/97          $14,529                     $12,628              10,881
08/31/97          $14,348                     $12,651              10,902
09/30/97          $14,594                     $12,748              10,929
10/31/97          $14,550                     $12,815              10,956

Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                                                 10.2%
Life of Fund (5/25/94)                                                   11.5

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                                  9.2%
Life of Fund (5/25/94)                                                   11.5

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 5/25/94. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

  The chart compares the Fund's total return with that of the J.P. Morgan Hedged Short-Term Global Index, a broad-based, unmanaged market index of short-term, global bonds, and the Consumer Price Index, a widely recognized measure of inflation. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. The Indices' total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC return for one year reflects 1% contingent deferred sales charge.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

EV Classic Strategic Income Fund as of October 31, 1997

FINANCIAL STATEMENTS


Statement of Assets and Liabilities

As of October 31, 1997
Assets
--------------------------------------------------------------------------
Investment in Strategic Income Portfolio, at value
    (Note 1A) (identified cost, $7,498,555)                   $7,542,942
Investment in High Income Portfolio, at value
    (Note 1A) (identified cost, $1,083,851)                    1,072,746
Receivable from the Administrator (Note 4)                        59,294
Deferred organization expenses (Note 1D)                          11,614
--------------------------------------------------------------------------

Total assets                                                  $8,686,596
--------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------
Dividends payable                                             $   78,928
Payable for Fund shares redeemed                                 194,323
Accrued expenses                                                  13,704
--------------------------------------------------------------------------

Total liabilities                                             $  286,955
--------------------------------------------------------------------------

Net Assets for 702,848 shares of
     beneficial interest outstanding                          $8,399,641
--------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------
Paid-in capital                                               $8,421,924
Accumulated net realized loss on investments from
    Portfolios (computed on the basis of identified cost)        (69,703)
Accumulated undistributed net investment income                   14,138
Net unrealized appreciation of investments from
    Portfolios (computed on the basis of identified cost)         33,282
--------------------------------------------------------------------------

Total                                                         $8,399,641
--------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
--------------------------------------------------------------------------
($8,399,641 / 702,848 shares of
     beneficial interest outstanding)                         $    11.95
--------------------------------------------------------------------------


Statement of Operations

For the Year Ended
October 31, 1997

Investment Income (Notes 1B and 8)
--------------------------------------------------------------------------
Interest income allocated from Portfolios                     $  201,102
Expenses allocated from Portfolios                               (19,870)
--------------------------------------------------------------------------

Net investment income from Portfolios                         $  181,232
--------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------
Distribution and service fees (Note 5)                        $   22,823
Transfer and dividend disbursing agent fees                        2,320
Printing and postage                                              18,117
Legal and accounting services                                     14,945
Registration fees                                                 13,685
Amortization of organization expenses (Note 1D)                    7,997
Custodian fee                                                      4,805
Miscellaneous                                                      4,842
--------------------------------------------------------------------------

Total expenses                                                $   89,534
--------------------------------------------------------------------------

Deduct --
     Allocation of expenses to the Administrator (Note 4)     $   59,294
--------------------------------------------------------------------------

Total expense reductions                                      $   59,294
--------------------------------------------------------------------------


Net expenses                                                  $   30,240
--------------------------------------------------------------------------


Net investment income                                         $  150,992
--------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolios (Note 8)
--------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)           $  (18,950)
    Financial futures contracts                                  (11,664)
    Foreign currency transactions                                 82,233
--------------------------------------------------------------------------

Net realized gain on investments                              $   51,619
--------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
    Investment transactions                                   $  (63,663)
    Financial futures contracts                                   44,400
    Foreign currency transactions                                (21,233)
--------------------------------------------------------------------------

Net change in unrealized appreciation (depreciation)
    of investments                                            $  (40,496)
--------------------------------------------------------------------------


Net realized and unrealized gain on investments               $   11,123
--------------------------------------------------------------------------


Net increase in net assets from operations                    $  162,115
--------------------------------------------------------------------------

                       See notes to financial statements

EV Classic Strategic Income Fund as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                          Year Ended          Year Ended
in Net Assets                                October 31, 1997    October 31, 1996
----------------------------------------------------------------------------------
From operations --
    Net investment income                         $   150,992         $   69,084
    Net realized gain on investments                   51,619             34,139
    Net change in unrealized appreciation
        (depreciation) of investments                 (40,496)            72,758
----------------------------------------------------------------------------------
Net increase in net assets from operations        $   162,115         $  175,981
----------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                    $  (150,992)        $  (69,084)
    In excess of net investment income                (57,514)            (9,026)
    From net realized gain on investments             (51,619)                --
    In excess of net realized gain                    (23,043)                --
----------------------------------------------------------------------------------
Total distributions to shareholders               $  (283,168)        $  (78,110)
----------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 3)  --
    Proceeds from sale of shares                  $ 8,802,969         $1,623,722
    Net asset value of shares issued to
        shareholders in payment of
        distributions declared                        145,504             65,510
    Cost of shares redeemed                        (2,121,042)          (105,245)
----------------------------------------------------------------------------------
Net increase in net assets from Fund
    share transactions                            $ 6,827,431         $1,583,987
----------------------------------------------------------------------------------

Net increase in net assets                        $ 6,706,378         $1,681,858
----------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------
At beginning of year                              $ 1,693,263         $   11,405
----------------------------------------------------------------------------------
At end of year                                    $ 8,399,641         $1,693,263
----------------------------------------------------------------------------------


Accumulated undistributed
net investment income
included in net assets
----------------------------------------------------------------------------------
At end of year                                    $    14,138         $   13,489
----------------------------------------------------------------------------------

                       See notes to financial statements

EV Classic Strategic Income Fund as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                                  Year Ended October 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  1997          1996         1995++       1994*++
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of period                                           $ 12.090       $11.330      $  9.750      $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          $  0.977       $ 0.804      $  1.021      $  0.348
Net realized and unrealized gain (loss) on investments                            0.207         0.865         0.559        (0.495)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                            $  1.184       $ 1.669      $  1.580      $ (0.147)
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                     $ (0.977)      $(0.804)     $    --       $ (0.103)
In excess of net investment income                                               (0.159)       (0.105)          --            --
From net realized gain on investments                                            (0.130)         --             --            --
In excess of net realized gain on investments                                    (0.058)         --             --            --
-----------------------------------------------------------------------------------------------------------------------------------

Total distributions                                                            $ (1.324)      $(0.909)     $    --       $ (0.103)
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value-- End of period                                                $ 11.950       $12.090      $ 11.330      $  9.750
-----------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                                 10.13%        15.09%        16.21%        (1.41)%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data +++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                        $  8,400       $ 1,693      $     11      $     10
Ratio of net expenses to average daily net assets/(2)/                             2.16%         2.38%         0.90%         0.76%+
Ratio of net investment income to average daily net assets                         6.52%         7.08%         9.84%         7.74%+

+++ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                  4.72%         8.71%       131.85%       160.83%+
    Net investment income (loss)                                                   3.96%         0.75%      (121.12)%     (152.33)%+
Net investment income (loss) per share                                         $  0.593       $ 0.085      $(13.000)     $ (6.900)
-----------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ Per share data has been computed based on average shares outstanding during the period.
* For the period from the start of business, May 25, 1994, to October 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.


                       See notes to financial statements

EV Classic Strategic Income Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  EV Classic Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently invests all of its investable assets in interests in two Portfolios, Strategic Income Portfolio and High Income Portfolio (the Portfolios), New York Trusts which have investment objectives consistent with that of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio and the High Income Portfolio (6.2% and 0.1% at October 31, 1997, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton
  Vance Distributors.

  On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Marathon Strategic Income Fund (the Successor Fund), a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Fund (the Acquired Fund). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class C shares), which will be equal in value to the net asset values per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur after the close of business, on October 31, 1997.

  Effective November 1, 1997, the EV Marathon Strategic Income Fund changed its name to the Eaton Vance Strategic Income Fund.

  A Investment Valuation -- Valuation of securities by the Strategic Income Portfolio is discussed in Note 1A of the Strategic Income Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $25,548 as capital gain dividends for its taxable year ended October 31, 1997, $23,348 of this long-term gain is designated as a 20% rate gain distribution.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date the Fund commenced operations.

EV Classic Strategic Income Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolios. Pursuant to the respective custodian agreements, IBT receives fees reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolios maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions, if any, are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.


3 Capital Stock
  ------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in capital stock were as follows:


                                    Year Ended            Year Ended
                                    October 31, 1997      October 31, 1996
     -----------------------------------------------------------------------
     Sales                                   725,136               142,327

     Issued to shareholders electing
      to receive payments of
      distributions in capital stock          11,979                 5,582

     Redemptions                            (174,366)               (8,817)
     -----------------------------------------------------------------------

     Net increase                            562,749               139,092
     -----------------------------------------------------------------------

4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the administrator of the Fund, but currently receives no compensation for these services. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolios Notes to Financial Statements. To enhance the net income of the Fund, $59,294 of expenses related to the operation of the Fund were allocated to EVM. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note 5). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

5 Distribution Plan
  ------------------------------------------------------------------------------
  The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan, which is approved annually, requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered

EV Classic Strategic Income Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 1997, the Fund paid or accrued $17,241, payable to EVD. At October 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $602,000.

  In addition, the Plan permits the Fund to make monthly payments of service fees to the Principal Underwriter in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended October 31, 1997 in the amount of $5,582.

  EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividend or capital gain distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund.
  EVD received $1,015 of CDSC for the year ended October 31, 1997.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 1997, aggregated $9,141,098 and $3,466,961, respectively. Increases and decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 1997 aggregated $1,156,778 and $88,762, respectively.

8 Investments in Portfolios
  ------------------------------------------------------------------------------
  For the year ended October 31, 1997, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                  Strategic Income    High Income
                                     Portfolio         Portfolio       Total
  ------------------------------------------------------------------------------
  Interest income                   $ 190,120         $   10,982      $ 201,102
  Expenses                             (19,179)             (691)       (19,870)
  ------------------------------------------------------------------------------


  Net investment income             $  170,941        $   10,291      $ 181,232
  ------------------------------------------------------------------------------

  Net realized gain (loss)--
   Investment transactions          $  (24,497)            5,547      $ (18,950)
   Financial futures contracts         (11,664)               --        (11,664)
   Foreign currency
    transactions                        82,233                --         82,233
  ------------------------------------------------------------------------------

  Net realized gain on
    investments                     $   46,072        $    5,547        $51,619
  ------------------------------------------------------------------------------

  Change in unrealized
    appreciation (depreciation)--
   Investment transactions          $  (52,559)       $  (11,104)     $ (63,663)
   Financial futures contracts          44,400                --         44,400
   Foreign currency
    transactions                       (21,233)               --        (21,233)
  ------------------------------------------------------------------------------
  Net change in unrealized
    appreciation (depreciation)
    of investments                  $  (29,392)       $  (11,104)     $ (40,496)
  ------------------------------------------------------------------------------

EV Classic Strategic Income Fund as of October 31, 1997
INDEPENDENT AUDITORS' REPORT




To the Board of Trustees of Eaton Vance Mutual
Funds Trust and Shareholders of EV Classic
Strategic Income Fund:
--------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Classic Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended and for the period from May 25, 1994 (start of business) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Classic Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years ended October 31, 1997, and the financial highlights for each of the three years then ended and the period from May 25, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 5, 1997

Strategic Income Portfolio as of October 31, 1997

PORTFOLIO OF INVESTMENTS

Bonds & Notes -- 87.2%
                                                  Principal     U.S. $ Value
--------------------------------------------------------------------------------
Argentina -- 3.2%                               U.S. Dollar
--------------------------------------------------------------------------------
Argentina Discount Bond (Brady),
    6.875%, 3/31/23                               4,750,000     $   3,764,375
--------------------------------------------------------------------------------
Total Argentina (identified cost, $3,438,378)                   $   3,764,375
--------------------------------------------------------------------------------

Brazil -- 2.2%                                  U.S. Dollar
--------------------------------------------------------------------------------
Brazil Discount Bond (Brady),
    6.688%, 4/15/24                               3,500,000     $   2,651,250
--------------------------------------------------------------------------------
Total Brazil (identified cost, $2,419,632)                      $   2,651,250
--------------------------------------------------------------------------------

Bulgaria -- 1.2%                                U.S. Dollar
--------------------------------------------------------------------------------
Bulgaria Discount Bond (Brady),
    6.688%, 7/28/24                               2,000,000     $   1,393,750
--------------------------------------------------------------------------------
Total Bulgaria (identified cost, $1,397,500)                    $   1,393,750
--------------------------------------------------------------------------------

Ecuador -- 2.4%                                 U.S. Dollar
--------------------------------------------------------------------------------
Ecuador Discount Bond (Brady),
    6.688%, 2/28/25                               4,100,000     $   2,885,375
--------------------------------------------------------------------------------
Total Ecuador (identified cost, $2,513,100)                     $   2,885,375
--------------------------------------------------------------------------------

Indonesia -- 0.5%                               U.S. Dollar
--------------------------------------------------------------------------------
APP Global Finance III,
    10.094%, 4/17/02/(1)/                           600,000     $     543,000
--------------------------------------------------------------------------------
Total Indonesia (identified cost, $549,583)                     $     543,000
--------------------------------------------------------------------------------

Ireland -- 5.2%                                  Irish Punt
--------------------------------------------------------------------------------
Irish Government, 9.25% , 7/11/03                 3,500,000     $   6,159,556
--------------------------------------------------------------------------------
Total Ireland (identified cost, $6,052,161)                     $   6,159,556
--------------------------------------------------------------------------------

Morocco -- 1.5%                               Deutsche Mark
--------------------------------------------------------------------------------
Snap Limited, 11.50% , 1/29/09                    3,000,000     $   1,814,709
--------------------------------------------------------------------------------
Total Morocco (identified cost, $1,853,583)                     $   1,814,709
--------------------------------------------------------------------------------

Norway -- 3.9%                              Norwegian Krone
--------------------------------------------------------------------------------
Norway Government, 6.75% , 1/15/07               20,000,000     $   3,041,533
Norway Government, 7.00% , 5/31/01               10,000,000         1,510,792
--------------------------------------------------------------------------------
Total Norway (identified cost, $4,587,443)                      $   4,552,325
--------------------------------------------------------------------------------

The Philippines -- 0.8%                         U.S. Dollar
--------------------------------------------------------------------------------
JG Summit Cayman, 3.50% , 12/23/03                1,500,000     $     937,500
--------------------------------------------------------------------------------
Total The Philippines
    (identified cost, $1,203,147)                               $     937,500
--------------------------------------------------------------------------------

United Kingdom -- 2.0%                          U.S. Dollar
--------------------------------------------------------------------------------
Diamond Cable Communications Co., PLC,
    144A, Sr. Disc. Notes, 10.75%
    (0% until 2002), 2/15/07                      2,000,000     $   1,280,000
Newsquest Capital Corp., Sr. Sub. Note,
    11.00% , 5/01/06                              1,000,000     $   1,110,000
--------------------------------------------------------------------------------
Total United Kingdom
    (identified cost, $2,287,751)                               $   2,390,000
--------------------------------------------------------------------------------

United States -- 64.3%                          U.S. Dollar
--------------------------------------------------------------------------------
Corporate Bonds & Notes -- 5.7%
Applied Extrusion Inc., Sr. Notes,
    11.50%, 4/01/02                               1,000,000     $   1,070,000
Dayton Hudson MTN, 9.52%, 6/10/15                   350,000           421,817
Overhead Door Corp., Sr. Notes,
    12.25%, 2/01/00                               1,500,000         1,558,125
TRW Inc., Medium Term Notes,
    9.35%, 6/04/20                                1,900,000         2,432,266
United International-Series B,
    0.00%, 11/15/99                               1,500,000         1,245,000
--------------------------------------------------------------------------------
Total Corporate Bonds & Notes
    (identified cost, $6,165,695)                               $   6,727,208
--------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 56.6%
Federal Home Loan Mortgage Corp.:
    4.75%, with various maturities to 2003           24,292     $      23,795
    5.50%, with maturity at 2019                      3,273             3,293
    8.00%, with various maturities to 2021        9,418,342         9,861,664
    8.50%, with various maturities to 2019        2,679,237         2,866,629
    9.00%, with maturity at 2019                    803,984           871,583
    9.25%, with maturity at 2010                  2,199,386         2,351,495
    12.50%, with maturity at 2011                   108,926           126,230
    12.75%, with maturity at 2013                   157,544           183,817
    13.25%, with maturity at 2013                   144,461           170,204
    13.50%, with maturity at 2019                   417,207           496,891
--------------------------------------------------------------------------------
                                                                 $ 16,955,601
--------------------------------------------------------------------------------
Federal National Mortgage Association:
    4.75%, with maturity at 1999                     15,378     $      15,383
    5.00%, with maturity at 2003                    106,659           104,889
    5.50%, with various maturities to 2012           48,537            48,519
    7.50%, with various maturities to 2018        4,268,264         4,422,837
    8.00%, with various maturities to 2013        3,544,195         3,712,349
    8.25%, with maturity at 2007                  3,419,514         3,569,268
    8.50%, with various maturities to 2026        5,953,380         6,383,078
    9.00%, with maturity at 2010                  1,835,874         1,970,099
    12.00%, with maturity at 2015                 1,367,404         1,584,668
    12.50%, with various maturities to 2019       8,389,207         9,858,347
    12.75%, with maturity at 2014                   175,976           210,147
    13.00%, with various maturities to 2015       3,453,864         4,109,676
    13.25%, with maturity at 2014                   232,442           280,774
    13.50%, with various maturities to 2015       1,897,416         2,263,990
    14.75%, with various maturities to 2012       2,380,057         2,943,082
--------------------------------------------------------------------------------
                                                                 $ 41,477,106
--------------------------------------------------------------------------------
Government National Mortgage Association:
    6.50%, with various maturities to 2007          942,604      $    953,636


                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

                                                   Principal     U.S. $ Value
--------------------------------------------------------------------------------

United States (continued)
--------------------------------------------------------------------------------
Government National Mortgage Association
    (continued):
    7.50%, with various maturities to 2017         1,329,260     $   1,398,413
    9.00%, with maturity at 2016                   1,069,231         1,158,067
    12.50%, with maturity at 2019                  3,766,600         4,443,232
    13.50%, with various maturities to 2014          329,690           402,100
--------------------------------------------------------------------------------
                                                                 $   8,355,448
--------------------------------------------------------------------------------
Total Mortgage Pass-Throughs
    (identified cost, $66,035,145)                               $  66,788,155
--------------------------------------------------------------------------------
U.S. Treasury Bond -- 2.0%
United States Treasury Bond, 11.75%,
    2/15/01/(2)/ (identified cost, $2,603,438)     2,000,000     $   2,357,180
--------------------------------------------------------------------------------
Total United States
    (identified cost, $74,804,278)                               $  75,872,543
--------------------------------------------------------------------------------

Total Bonds & Notes
    (identified cost $101,106,556)                               $ 102,964,383
--------------------------------------------------------------------------------

Short-Term
Investments -- 12.8%                             U.S. Dollar

Banque National De Paris, Euro
    Time-deposit Cayman Islands,
    5.625%, 11/03/97                               4,100,000     $   4,100,000
Postipanki, NY Cayman Time Deposit,
    5.620%, 11/03/97                               5,000,000         5,000,000
Skandinaviska Enskilada Banken Time
    Deposit, 5.625%, 11/03/97                      6,002,730         6,002,730
--------------------------------------------------------------------------------

Total Short-Term Investments
    (at amortized cost $15,102,730)                              $  15,102,730
--------------------------------------------------------------------------------

Total Investments -- 100.0%
    (identified cost $116,209,286)                               $ 118,067,113
--------------------------------------------------------------------------------

/(1)/ Variable rate security.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

FINANCIAL STATEMENTS

Statement of Assets & Liabilities



As of October 31, 1997
Assets
------------------------------------------------------------------------------------------
Investments, at value (Note 1A) (identified cost, $116,209,286)           $   118,067,113
Cash                                                                               70,312
Receivable for investments sold                                                    23,925
Interest receivable                                                             1,520,911
Receivable for daily variation margin on open financial
     futures contracts (Note 5)                                                    70,961
Receivable for open forward foreign currency contracts (Note 1H)                2,956,076
Deferred organization expenses (Note 1J)                                            6,254
------------------------------------------------------------------------------------------
Total assets                                                              $   122,715,552
------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------
Payable for investments purchased                                         $     1,434,281
Payable to affiliate for Trustees' fees (Note 2)                                      689
Accrued expenses                                                                   24,583
------------------------------------------------------------------------------------------
Total liabilities                                                         $     1,459,553
------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio                 $   121,255,999
------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                   $   115,644,338
Net unrealized appreciation of investments (computed on the
     basis of identified cost)                                                  5,611,661
------------------------------------------------------------------------------------------
Total                                                                     $   121,255,999
------------------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
October 31, 1997
Investment Income (Note 1B)
------------------------------------------------------------------------------------------
Interest income                                                           $    11,644,406
------------------------------------------------------------------------------------------
Total income                                                              $    11,644,406
------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                           $       679,210
Administration fee (Note 2)                                                       195,786
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)                                     8,729
Custodian fee                                                                     164,817
Legal and accounting services                                                      67,135
Amortization of organization expenses (Note 1J)                                     4,709
Miscellaneous                                                                       7,032
------------------------------------------------------------------------------------------
Total expenses                                                            $     1,127,418
------------------------------------------------------------------------------------------

Net investment income                                                     $    10,516,988
------------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
------------------------------------------------------------------------------------------
Net realized gain (loss)--
     Investment transactions                                              $     1,249,916
     Financial futures contracts                                                 (308,110)
     Foreign currency transactions                                              5,418,169
------------------------------------------------------------------------------------------
Net realized gain on investments                                          $     6,359,975
------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investment transactions (identified cost basis)                      $    (3,069,262)
     Financial futures contracts                                                  891,508
     Foreign currency transactions                                               (128,907)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                                       $    (2,306,661)
------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                           $     4,053,314
------------------------------------------------------------------------------------------

Net increase in net assets from operations                                $    14,570,302
------------------------------------------------------------------------------------------

                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                       Year Ended                Year Ended
in Net Assets                             October 31, 1997          October 31, 1996
-------------------------------------------------------------------------------------
From operations --
     Net investment income                 $    10,516,988           $    11,982,292
     Net realized gain on investments            6,359,975                 9,573,199
     Net change in unrealized
         appreciation (depreciation)
         of investments                         (2,306,661)                3,820,588
-------------------------------------------------------------------------------------
Net increase in net assets
     from operations                       $    14,570,302           $    25,376,079
-------------------------------------------------------------------------------------
Capital transactions --
     Contributions                         $    36,154,026           $    10,557,996
     Withdrawals                               (61,875,128)              (56,110,565)
-------------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                  $   (25,721,102)          $   (45,552,569)
-------------------------------------------------------------------------------------

Net decrease in net assets                 $   (11,150,800)          $   (20,176,490)
-------------------------------------------------------------------------------------


Net Assets
-------------------------------------------------------------------------------------
At beginning of year                       $   132,406,799           $   152,583,289
-------------------------------------------------------------------------------------
At end of year                             $   121,255,999           $   132,406,799
-------------------------------------------------------------------------------------

                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                    Year Ended October 31,
                                                         --------------------------------------------------------------------------
                                                               1997               1996               1995              1994*
-----------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                          0.86%              0.86%              0.84%              0.82%+
Net investment income                                             8.06%              8.62%              9.08%              8.41%+
Portfolio Turnover                                                  77%                71%                78%                71%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                    $  121,256         $  132,407         $  152,583         $  236,469
-----------------------------------------------------------------------------------------------------------------------------------

+ Annualized.
* For the period from the start of business, March 1, 1994, to October 31, 1994.


                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS




1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to provide a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass-through," securities are valued using a matrix pricing system which takes into account yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

  C Gains and Losses From Investment Transactions -- Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Portfolio is subject to special tax rules that may affect the amount, timing and character of gains recognized on certain of the Portfolio's investments. The Portfolio has elected, under Section 1092 of the Internal Revenue Code (the Code), to utilize mixed straddle accounting for certain designated classes of activities involving domestic options and domestic financial futures contracts in determining recognized gains and losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains and losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

  D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  E Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin"), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("variation margin") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

  F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases

Strategic Income Portfolio as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



  and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

  G Written Options -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

  H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

  I Reverse Repurchase Agreements -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

  J Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  K Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

  L Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  M Other -- Investment transactions are accounted for on a trade date basis.


2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of

Strategic Income Portfolio as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



  investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 1997, the fee was equivalent to 0.52% of the Portfolio's average net assets for such period and amounted to $679,210. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $195,786 for the year ended October 31, 1997.

  Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1997, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.


3 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.


4 Investment Transactions
  ------------------------------------------------------------------------------
  The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 1997, the Portfolio had invested approximately 16.7% of its net assets or approximately $20,253,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 1997 were as follows:

  Purchases
  ------------------------------------------------------------------------------
  Investments (non-U.S. Government)                                $46,252,396
  U.S. Government Securities                                        43,636,016
  ------------------------------------------------------------------------------
                                                                   $89,888,412
  ------------------------------------------------------------------------------

  Sales
  ------------------------------------------------------------------------------
  Investments (non-U.S. Government)                                $84,545,598
  U.S. Government Securities                                        12,274,628
  ------------------------------------------------------------------------------
                                                                   $96,820,226
  ------------------------------------------------------------------------------


5 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Strategic Income Portfolio as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



  A summary of obligations under these financial instruments at October 31, 1997 is as follows:

  Forward Foreign Currency Exchange Contracts

Sales
--------------------------------------------------------------------------------
                                                                 Net Unrealized
Settlement                                In Exchange For        Appreciation
Date          Deliver                     (in U.S. dollars)      (Depreciation)
--------------------------------------------------------------------------------
11/24/97      Australian Dollar
              2,000,000                         $ 1,461,960          $   55,580

11/5/97-      Belgian Franc
11/17/97      721,805,951                        23,745,222           3,473,632

11/24/97      British Pound Sterling
              1,184,016                           1,932,314             (47,078)

12/17/97      Indonesian Rupiah
              5,301,750,000                       1,707,488             259,122

11/28/97      Irish Punt
              2,070,000                           3,034,620             (72,842)

11/14/97-     Japanese Yen
1/28/98       652,000,000                         5,508,447              50,977

12/2/97       Singapore Dollar
              3,000,000                           1,982,161              91,285

11/20/97-     Thai Baht
12/26/97      103,200,000                         3,038,041             527,882
--------------------------------------------------------------------------------
                                                $42,410,253          $4,338,558
--------------------------------------------------------------------------------


Purchases
--------------------------------------------------------------------------------
                                                                 Net Unrealized
Settlement                                Deliver                Appreciation
Date          In Exchange For             (in U.S. dollars)      (Depreciation)
--------------------------------------------------------------------------------
11/24/97      Australian Dollar
              2,000,000                         $ 1,386,420         $    19,960

11/5/97-      Belgian Franc
11/28/97      607,265,306                        16,849,206             208,547

11/17/97      Deutsche Mark
              3,400,000                           1,910,112              59,944

12/17/97-     Indonesian Rupiah
12/26/97      14,301,750,000                      5,470,246          (1,566,209)

11/14/97      Indian Rupee
              127,750,000                         3,500,000               6,403

12/02/97      Singapore Dollar
              3,000,000                           2,002,002            (111,127)
--------------------------------------------------------------------------------
                                                $31,117,986         $(1,382,482)
--------------------------------------------------------------------------------


Futures Contracts
--------------------------------------------------------------------------------
                                                                 Net Unrealized
Expiration                                                       Appreciation
Date          Contracts                   Position               (Depreciation)
--------------------------------------------------------------------------------
12/97         109 US 5 year Treasury      Long                        $ 202,015
              Note Futures

12/97         200 US 30 year              Long                          894,256
              Bond Futures

12/97         10 German 10 year           Short                          (2,643)
              Bond Futures

12/97         62 French 10 year           Short                          (2,278)
              Bond Futures

12/97         8 Japanese 10 year          Short                        (262,239)
              Bond Futures

12/97         27 Italian 10 year          Short                         (73,998)
              Bond Futures
--------------------------------------------------------------------------------
                                                                      $ 755,113
--------------------------------------------------------------------------------

  At October 31, 1997, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

6 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1997, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                                   $117,099,817
  ------------------------------------------------------------------------------

  Gross unrealized appreciation                                    $  1,392,633

  Gross unrealized depreciation                                        (425,337)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                      $    967,296
  ------------------------------------------------------------------------------

Strategic Income Portfolio as of October 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders
of Strategic Income Portfolio
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio (the Portfolio), including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the two years ended October 31, 1997, and the supplementary data for each of the three years ended October 31, 1997, and for the period from March 1, 1994 (start of business) to October 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio, as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years ended October 31, 1997, and the supplementary data for each of the three years ended October 31, 1997, and for the period from March 1, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.


                                         COOPERS & LYBRAND L.L.P.
                                         Boston, Massachusetts
                                         December 5, 1997

EV Classic Strategic Income Fund as of October 31, 1997

INVESTMENT MANAGEMENT


EV Classic Strategic Income Fund


    Officers                                Independent Trustees
    M. Dozier Gardner                       Donald R. Dwight
    President and Trustee                   President, Dwight Partners, Inc.
                                            Chairman, Newspapers of New England, Inc.
    James B. Hawkes
    Vice President and Trustee              Samuel L. Hayes, III
                                            Jacob H. Schiff Professor of Investment
    William H. Ahern, Jr.                   Banking, Harvard University Graduate School of
    Vice President                          Business Administration

    Thomas J. Fetter                        Norton H. Reamer
    Vice President                          President and Director, United Asset
                                            Management Corporation
    Michael B. Terry
    Vice President                          John L. Thorndike
                                            Formerly Director, Fiduciary Company Incorporated
    James L. O'Connor
    Treasurer                               Jack L. Treynor
                                            Investment Adviser and Consultant
    Alan R. Dynner
    Secretary


Strategic Income Portfolio

    Officers                                Independent Trustees
    James B. Hawkes                         Donald R. Dwight
    President and Trustee                   President, Dwight Partners, Inc.
                                            Chairman, Newspapers of New England, Inc.
    Mark S. Venezia
    Vice President                          Samuel L. Hayes, III
                                            Jacob H. Schiff Professor of Investment
    James L. O'Connor                       Banking, Harvard University Graduate School of
    Treasurer                               Business Administration

    Alan R. Dynner                          Norton H. Reamer
    Secretary                               President and Director, United Asset
                                            Management Corporation

                                            John L. Thorndike
                                            Formerly Director, Fiduciary Company Incorporated

                                            Jack L. Treynor
                                            Investment Adviser and Consultant

Investment Adviser of
Strategic Income Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Classic
Strategic Income Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer and Dividend Disbursing Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
Coopers & Lybrand  L.L.P.
One Post Office Square
Boston, MA 02109



EV Classic Strategic Income Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                   C-SGSRC-12/97